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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in this sixth amendment to the registration statement on Form S-1.

/s/ ARTHUR ANDERSEN LLP
---------------------------------
Arthur Andersen LLP

Orange County, California
June 1, 2000